SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                         April 1, 1999 (March 30, 1999)

                            DESA HOLDINGS CORPORATION
             (Exact name of registrant as specified in its charter)

    Delaware                      333-44969-01                22-2940760
(State or other                   (Commission               (IRS Employer
  jurisdiction of                 File Number)            Identification No.)
  incorporation)


                              2701 Industrial Drive
                            Bowling Green, KY 42101
          (Address of principal executive offices, including zip code)


                                 (502) 781-9600
              (Registrant's telephone number, including area code)

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Item 5.  Other Events

On March 30, 1999, the Registrant announced the resignation of its Chairman and Chief Executive Officer, effective April 5, 1999, and the election of replacements therefor and of a Chief Operating Officer. For more information, see the Company's press release dated March 30, 1999, which is attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits

         (c)   Exhibits

         Exhibit 99.1 -  Press Release, dated as of March 30, 1999







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


                                    SIGNATURE



       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          DESA HOLDINGS CORPORATION
                                          (Registrant)


                                          By: /s/ Scott M.  Nehm
                                              Scott M.  Nehm
                                              Vice President and Controller

Date: April 1, 1999







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